Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION MARKED AS [**REDACTED**] HAS BEEN EXCLUDED
FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM
TO THE REGISTRANT IF PUBLICLY DISCLOSED.
EX. 10.1 – MARX 10-Q FQE 3.31.2019

UNCLASSIFIED

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE	PAGE OF PAGES
1 | 4
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.,		5. PROJECT NO. (If applicable)
P00062		See Block 16C	[**Redacted**]
6. ISSUED BY	CODE	[**Redacted**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**Redacted**]
[**Redacted**]			[**Redacted**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) DIGITALGLOBE, INC. Attn: [**Redacted**] 1300 W 120TH AVENUE WESTMINSTER CO 80234			(X)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			x	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers                      ☐ is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                   copies of the amendment; (b) By acknowledging receipt or this amendment on each copy or the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.   FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

Redacted**]
12. ACCOUNTING AND APPROPRIATION DATA (If required) [**Redacted**]	Net Increase:	[**Redacted**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)  SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
X	Incremental Funding IAW Paragraphs 8.10, 8.15 and 8.16
E. IMPORTANT:	Contractor ☒ Is not. ☐ Is required to sign this document and return copies to the issuing office.

14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings including solicitation/contract subject matter where feasible.)

Tax  ID Number:     31-1420852

DUNS Number:    789638418

The purpose of this modification is to appoint a new Alternate Contracting Officer Representative (ACOR) and add new firm fixed price contract line item number (CLIN) 0808 License for Full Public Disclosure.  The Total Value of the contract increases by [**REDACTED**] from [**REDACTED**] to [**REDACTED**].  Total funding obligated under the Contract increases by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]

Accordingly, the Contract is changed as follows:

1. The ACOR [**REDACTED**] is appointed effective 20 December 2018

Continued ...

Except as provided herein. all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed , remains unchanged and in full force and effect .

15A. NAME AND TITLE OF SIGNER (Type or print) [**REDACTED**]		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**Redacted**]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16.C. DATE SIGNED
(Signature of person authorized to sign)	[**REDACTED**]	(Signature of Contracting Officer)	[**REDACTED**]

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00062	PAGE	OF
		2	4

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

2.Under Section B, Supplies or services and Prices/Costs:

a. Paragraph B.7 Total Contract Price/Total

Contract Funding (change page 23, and 26c are attached hereto):

(a) New CLIN 0808 is added as follows: The Maximum Total Price column is established at [**REDACTED**]; the Obligated Amount column is established at [**REDACTED**]; and the Unfunded Amount column is established at

[**REDACTED**].

(b) Under Subtotal Contract Year 9, the Maximum Total Price is increased by

[**REDACTED**] from [**REDACTED**] to

[**REDACTED**]. The Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is established at [**REDACTED**].

(4) Under Total Contract Value with Options, the Maximum Total Price is increased by

[**REDACTED**] from [**REDACTED**] to

[**REDACTED**]. The Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is increased by [**REDACTED**]  from

[**REDACTED**]  to [**REDACTED**].

b.Under Paragraph B.21, CLIN 0608, License for Full Public Disclosure (change page 26c is attached hereto):

(1)CLIN 0808 is added to the Paragraph Title as indicated on the change page.

(2)Under Section F, Deliveries or Performance, F.5, Period of Performance, Paragraph f. is revised to add CLIN 0808 and extend the effective through date to 7 February 2020 as indicated on change page 30.  Change page 20 is attached hereto.

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00062	PAGE	OF
		3	4

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0808

3. Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect the [**REDACTED**] new obligation under CLIN 0808 informational

Sub-CLIN 080801. Change page 34b for the instant obligation and blank change page 35c for future obligations remains.

Delivery: 15 Days After Award

Discount Terms:

Net 30

Payment:

[**REDACTED**]

[**REDACTED**]

[**REDACTED**]

[**REDACTED**]

[**REDACTED**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2019

Add Item 0808 as follows:

License for Full Public Disclosure - The contractor shall provide up to [**REDACTED**] of [**REDACTED**], in any combination, licensed in accordance with the [**REDACTED**] to permit full public dissemination by the U.S. Government without restrictions.

Firm Fixed Price [**REDACTED**]

CLIN VALUE: [**REDACTED**]

Product/Service Code:  7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 2/08/2019 to 02/07/2020

G-1 Accounting and Appropriation Data

[**REDACTED**]

Amount [**REDACTED**]
Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00062	PAGE	OF
		4	4

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

	[**REDACTED**] [**REDACTED**]				[**REDACTED**]
	Total:				[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00062

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0802	[**Redacted**]	[**Redacted**]	[**Redacted**]
0803	[**Redacted**]	[**Redacted**]	[**Redacted**]
0804	[**Redacted**]	[**Redacted**]	[**Redacted**]
0805	[**Redacted**]	[**Redacted**]	[**Redacted**]
0806	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
0808	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 9	[**Redacted**]	[**Redacted**]	[**Redacted**]

CLIN Series 0900
0901	$ 300,000,000.00	[**Redacted**]	[**Redacted**]
0902	[**Redacted**]	[**Redacted**]	[**Redacted**]
0903	[**Redacted**]	[**Redacted**]	[**Redacted**]
0904	[**Redacted**]	[**Redacted**]	[**Redacted**]
0905	[**Redacted**]	[**Redacted**]	[**Redacted**]
0906	[**Redacted**]	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]

Subtotal Contract Year 10	[**Redacted**]	[**Redacted**]	[**Redacted**]

Total Contract Value with Options	$ 2,588,780,000.00	[**Redacted**]	[**Redacted**]

B.8  (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9  (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)  OPTION PERIODS

B.10  (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT (SLA) OR SATELLITE ACCESS AGREEEMENT (SAA) FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data from the Contractor’s satellite constellation is defined in Contract Attachment 1, Enhanced View Imagery Acquisition Statement of Work (Appendix B for the SLA or Appendix K for the SAA), and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10

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HM0210-13-C-N002-P00062

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B.   24 (U) CLIN 0808 LICENSE FOR FULL PUBLIC DISCLOSURE

(U) The contractor shall provide up to [**REDACTED**] of [**REDACTED**]

(U) Pricing is [**REDACTED**]:

This Table is UNCLASSIFIED
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

(U) CLIN 0808 [**REDACTED**]. This is a firm-fixed price award and charges are incurred only as specific orders are placed by the Government and fulfilled by the Contractor.

(U) Partial funds are currently available for [**REDACTED**]. The Government intends to incrementally fund this requirement as needed. The Government's and the Contractor's continuing obligations under this CLIN are contingent upon the availability of funding. No legal liability on the part of the Government for any payment or on the part of the Contractor for any performance under this CLIN may arise until funds are made available to the Contracting Officer and until the Contractor receives notice of such availability in writing from the Contracting Officer and the Contracting Officer modifies the contract to expressly obligate the additional funds.

Contract Page 26c of 64
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HM0210-13-C-N002-P00062

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This Table is UNCLASSIFIED
Contract Year	CLIN Series 0x01	CLIN Series 0x02	CLIN Series 0x03	CLIN Series 0x04	CLIN Series 0x05	CLIN Series 0x06	CLIN Series 0x07
1	[**REDACTED**] (reference Contract HM0210-10-C-0002)
2
3
4	01-September-2013 through 31-August-2014
5	12 MAPCPE	[**REDACTED**]	[**REDACTED**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
6	12 MAPCPE	[**REDACTED**]	[**REDACTED**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
7	12 MAPCPE	[**REDACTED**]	[**REDACTED**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
8	12 MAPCPE	[**REDACTED**]	[**REDACTED**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
9	12 MAPCPE	[**REDACTED**]	[**REDACTED**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE
10	12 MAPCPE	[**REDACTED**]	[**REDACTED**]	12 MAPCPE	12 MAPCPE	12 MAPCPE	12 MAPCPE

b.     (U) Provisions of this Contract, which, by their express terms or by necessary implication, apply for periods of time other than specified herein, shall be given effect, notwithstanding this clause. In the event requirements exceed the minimum contract amount requirements, the Government reserves the right to compete the additional requirements.

c.     (U) CLIN 0408 - The contractor shall provide development effort, testing support, data deliverables and reports in accordance with [**REDACTED**]. The development and testing schedule is in accordance with [**REDACTED**]

d.     (U) CLINs 0508, 0608 & 0708, and 0808 - The contractor provided right for the U.S. Government to [**REDACTED**] by the U.S. Government without restrictions is effective through 7 February 2020.

e.     (U) CLIN 0509 - The contractor shall [**REDACTED**].

f.      (U) CLIN 0609 - The contractor shall [**REDACTED**].

g.     (U) CLIN 0610 - The contractor shall [**REDACTED**].

F.6   (U) PLACE OF DELIVERY

a.     (U) Primary Delivery: Origin. The articles to be furnished hereunder shall be delivered upon placement into the NGA Product Archive located at the Contractor’s site or as designated by the Contracting Officer at the time of tasking in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

b.     (U) Secondary Delivery: Destination. Finished products shall be transmitted electronically (in accordance with Attachment 1, EnhancedView Imagery Acquisition Statement of Work) upon NGA request after placement into the NGA Product Archive located at the Contractor’s site at no additional charge. If requested, NGA may designate another media type for delivery at additional expense.

F.7   (U) DATA DELIVERABLE

(U)   The contractor shall provide data deliverables and reports in accordance with Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work.

Contract Page 30 of 64
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HM0210-13-C-N002-P00062

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This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			Total	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			TOTAL	[**Redacted**]	[**Redacted**]
[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]	[**Redacted**]
			TOTAL	[**Redacted**]
[**Redacted**]

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